SEC File Nos. 333-129081

811-21825

AARP FUNDS

AARP AGGRESSIVE FUND

AARP MODERATE FUND

AARP CONSERVATIVE FUND

AARP INCOME FUND

AARP MONEY MARKET FUND

Supplement dated January 25, 2008 to the

Prospectus dated October 29, 2007

This Supplement updates information in the Prospectus dated October 29, 2007.  You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the AARP Financial Center toll-free at 1-800-958-6457 or visiting www.aarpfunds.com.

In the section of the Prospectus captioned “Portfolio Management Team” on page 18, the information regarding Michael Lear is replaced in its entirety with the following:

Ola Folarin Chartered Financial Analyst

• Principal, SSgA and SSgA FM

• Portfolio Manager, SSgA Global Asset Allocation team

• Began investment career in 2003

• Joined SSgA in 2007

Mr. Folarin’s responsibilities include managing strategic and tactical asset allocation portfolios.  He also helps investors to manage their exposures to various asset class indices or hedge their foreign exchange exposures.  Previously, Mr. Folarin worked as an Associate Portfolio Manager at ProFunds Advisors where he managed a complex of leveraged and short mutual funds that invest strictly in derivative instruments. Before ProFunds, he worked as an equity analyst for PNC Advisors.

- Please Retain This Supplement For Your Future Reference -